UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:          (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2013 - May 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC
OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2014.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2014, the Fund provided a total return based on market price of 10.71% and a total return based on NAV of 9.20%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2014, the Fund’s market price of $21.83 represented a premium of 6.18% to its NAV of $20.56. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

From June 2013 through May 2014, the Fund paid a monthly distribution of $0.1821. The distribution paid on May 31, 2014, represents an annualized distribution rate of 10.01% based on the Fund’s closing market price of $21.83 on May 31, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 43 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

June 30, 2014

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS (Unaudited)	May 31, 2014

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2014.

What is the Fund’s investment objective and how is it pursued?

The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.

GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another. Under normal market conditions:

•	The Fund may invest up to 60% of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”);

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed income securities of issuers located in emerging markets;

•	The Fund may invest up to 50% of its total assets in common equity securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past year?

A year ago, speculation about the end of quantitative easing (“taper”) increased interest rate volatility and drove investors to shorter-duration assets, until the Federal Reserve (the “Fed”) refrained from reducing its easing program in September 2013. The delayed taper combined with the end of the government shutdown in October set the stage for an equity rally on the back of stronger economic growth that lasted into 2014. Tapering finally began in January 2014, continuing even after it became clear that the economy had slowed during the winter months. By May, the Fed was buying only $45 billion a month, down from $85 billion in December 2013.

Nevertheless, the world is still afloat in a sea of liquidity, as every major central bank, with the exception of the European Central Bank (“ECB”), has been engaged in monetary easing. Easing helped mute the impact of regional catalysts, preventing them from spilling over into a global crisis. The potential failure of Japan’s Abenomics, overheating in Chinese real estate and the conflict between Russia and Ukraine all failed to derail global expansion. Towards the end of the first quarter, Europe was poised to join the other central banks in monetary easing. After quarter end, the ECB initiated negative interest rates and other measures to combat low inflation

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

and anemic credit growth. While the ECB stopped short of asset purchases, the option may be used in the near future.

With an abundance of liquidity, there is very little pressure on credit, as almost every major country is putting a ceiling on borrowing rates or depreciating its currency, while also increasing monetary accommodation, driving demand for U.S. financial assets. This was a key reason why, at period end, many U.S. equity indices were at all time highs and U.S. Treasury yields have retreated from the highs experienced at the end of 2013. The U.S. fixed-income market is also feeding on a supply-demand imbalance, as strong investor demand has outpaced debt issuance which is pushing up prices across the board, from investment grade corporate bonds to Treasuries.

The U.S. economy continues to show modest improvements, and the investment environment remains positive for risk assets as volatility has been relatively benign, despite data persistently lagging behind the Fed’s targets. The first quarter GDP revision was released at -2.9%, reflecting the effect of the severe winter’s soft patch. Consumer spending, which accounts for 70% of U.S. economic activity, grew at 1% and may be a better indicator of future underlying strength of the American economy. Mortgage rates have retreated since the start of the year, aiding home affordability while boosting consumption, a harbinger for better growth in the quarters ahead. Economic growth should continue to drive improvement in the labor markets and corporate earnings, but not to a level that might propel the Fed to prematurely hike short-term rates.

The global economy is in the midst of a synchronous expansion. In addition to the better U.S. economic picture, the European economy is improving, and Japan is on the verge of making some radical changes to its pension laws, which should permit more overseas investment. This may cause the Japanese yen to depreciate, helping Japan’s economic situation, while also boosting demand for U.S. investments. China has also engaged in smaller stimulus measures to spur the economy and carefully manage its currency values.

How did the Fund perform for the 12 months ended May 31, 2014?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2014, the Fund provided a total return based on market price of 10.71% and a total return based on NAV of 9.20%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2014, the Fund’s market price of $21.83 represented a premium of 6.18% to its NAV of $20.56. As of May 31, 2013, the Fund’s market price of $21.91 per share represented a premium of 4.58% to its NAV of $20.95 per share. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2013 through May 2014, the Fund paid a monthly distribution of $0.1821. The distribution paid on May 31, 2014, represents an annualized distribution rate of 10.01% based on the Fund’s closing market price of $21.83 on May 31, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Why did the Fund pay excise tax during the period?

While the Fund generally intends to distribute income and capital gain in the manner necessary to minimize imposition of the 4% excise tax imposed on a registered investment company that does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In certain circumstances, the Fund may elect to retain income or capital gain and pay the excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders at that time. During the Fund’s last fiscal year, the Fund paid excise tax of $370,241 or $0.025 per share.

What influenced performance over the period?

Equities continued to climb to new highs during the period, while credit spreads in fixed income ground tighter. Contributors included strength in the underlying economy, a downward trend in fiscal and legislative policy uncertainty and a benign interest rate environment in which policy rates are unlikely to be raised until some time in 2015. In 2013, many investors were caught unprepared as longer duration portfolios were hit hardest by the significant upside volatility in interest rates. Despite reaching multiyear highs to close 2013, U.S. Treasury 10 year rates have steadily fallen, but largely remain range bound.

In this environment of low rates and subdued growth, the Fund benefited from its exposure to floating rate assets, particularly bank loans and collateralized loan obligations (CLOs), where we see room for further spread tightening. We’ve looked to sell assets that have less upside with respect to spread compression, while selectively adding to preferred debt, non-Agency RMBS, and ABS that will benefit from a sustained period of economic expansion.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

The Fund’s exposure to high yield securities was also a source of return. We evaluate holdings constantly and regularly reduce risk to assets perceived as overvalued or where our credit view has changed. Our research indicates certain sectors of the credit market were showing signs of overheating during the period, and consequently sold select bank loans and high yield bonds. While we believe this is a great time to take credit risk, we are increasingly cautious with respect to aggressive pricing and weaker structures from issuers.

A large contributor to performance was the Fund’s asset-backed securities (ABS) holdings. In addition to providing an opportunity to generate higher yields in an environment where investors are concerned about rising rates, ABS structures are typically amortizing and have shorter duration, making them highly attractive from a portfolio credit perspective.

The Fund focused on adding commercial real estate (“CRE”) CDOs during the period which were viewed as a good source of value with healthy spread duration. A modest economic recovery in 2014 should lead to increased demand for office and retail space. Additionally, with the improving financing climate, lenders are displaying additional appetite for CRE assets.

Another focus in ABS was aircraft-backed securitizations. This sector is attractive given improved fundamentals in the airline industry, ability to realize sustained cash flows and later in life aircraft sales. The Fund prefers to invest in structures with recourse to the hard assets of both aircraft and engines. Credit enhancements, including principal amortization, subordination of payments and various performance triggers, help contribute to the decreasing risk profile of these securities over time.

In addition, the Fund’s non-Agency RMBS (residential mortgage-backed securities) positions continue to provide an attractive source of risk-adjusted yield relative to other fixed-income sectors, as they benefited from an increase in housing activity driven by low interest rates.

Equities were also a source of return for the Fund. Despite a strong run in 2013, we expect this asset class to continue delivering positive return in 2014. While not overly concerned about the equity market’s run-up, we are cautious and would be selective adding additional exposure.

Discuss the Fund’s approach to duration.

Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to duration to take advantage of short-term fluctuations in interest rates, such as when interest rates peaked at 3.0% in September and again in December. This tactic accords with our view that rates will remain range bound, as the Fed continues to keep short-term interest rates anchored for an extended period of time.

What is the overall credit quality of the portfolio?

The Fund has the ability to invest up to 60% of its total assets in below investment grade securities of any rating (including, effective August 25, 2014, those securities rated below ‘CCC’ by Moody’s or ‘Caa2” by S&P or that, at the time of purchase, are in default). As of the Fund’s fiscal year end, approximately 57% of the Fund’s total assets were invested in below investment grade securities. The Fund continues to pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities that deviate from their perceived value and/or historical norms. The Fund’s flexibility to invest in equity securities and income securities across the credit rating spectrum gives the Fund the ability to more effectively pursue this strategy. For a complete breakdown of credit quality, please refer to the chart on page 9 of this report.

Have there been any changes to the Fund’s investment policies?

Currently, the Fund will not invest in income securities rated below ‘CCC’ by Moody’s or ‘Caa2’ by S&P or, that at the time of purchase, are in default. The Board of Trustees of the Fund has approved eliminating this non-fundamental investment policy. This change will become effective as of August 25, 2014. The Fund will continue to be subject to its policy of not investing more than 60% of its total assets in income securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. However, the Fund may invest in below investment grade income securities of any rating. This modification was designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through GPIMs expanded investment capabilities, when consistent with the Fund’s overall investment objective.

Income securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Income securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for income securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in common shares, both in the short-term and the long-term. For income

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

securities in the lower rating categories or unrated but judged to be of comparable quality, the risks associated with below investment grade instruments are more pronounced. Investments in the securities of financially distressed issuers involve substantial risks. Such issuers may be in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may, in turn, be illiquid or speculative.

How is the Fund positioned as of the end of the period?

The investment environment remains positive for bonds, equities, and credit, as central bank liquidity around the world flows into markets. Foreign capital continues to flow into U.S. assets, causing a bid for fixed income and a reprieve for the Fed as they taper their asset purchases while interest rates remain low.

While we do not expect an imminent rise in interest rates, we believe that on balance the risk is to the upside, and believe that floating rate assets should outperform. The Fund remains invested in bank loans, CLOs, and non-Agency RMBS, all sectors where we see room for further spread tightening. While it remains an optimal time to take credit risk, we are intensely aware that we are in the later stages of a bull market cycle.

•
The Fund remains short duration and overweight floating rate securities in the event that we see interest rate volatility. However, we have found value in select fixed rate securities such as preferred debt and fixed rate RMBS.

•	Among its ABS holdings, the Fund remains focused on aircraft securitizations, CRE CDOs and CLOs.

•	We continue to see opportunities in floating rate non-Agency RMBS, an area of fixed income that we believe will benefit as the housing market continues its recovery.

•	Across the Fund we continue to evaluate holdings and selectively reduce risk to assets perceived as overvalued, or where our view has changed from a credit perspective.

•	We remain focused on U.S. denominated debt, which we find offers the best risk-adjusted valuations.

How did other markets perform in this environment?

The return of the Standard & Poor’s 500 Index (the “S&P 500”) was 20.45% for the 12 months ended May 31, 2014 (this and all other returns cited in this section are total return). The Barclays U.S. Aggregate Bond Index returned 2.71% for the period, while the Barclays U.S. Corporate High Yield Index returned 7.90%. The return of the Barclays 1–3 Month U.S. Treasury Bill Index was 0.03% for the period.

Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 18.04%.

The Bank of America Merrill Lynch ABS AA-BBB Securities Master Index (the “BofA/ML ABS Master AA-BBB”) gained 3.22% for the period, while the Credit Suisse Leveraged Loan Index returned 4.90%.

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of May 31, 2014, the amount of leverage was approximately 30% of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The BofA/ML ABS Master AA-BBB Index is a subset of the BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2014

Fund Statistics
Share Price		$21.83
Common Share Net Asset Value		$20.56
Premium/Discount to NAV		6.18%
Net Assets Applicable to Common Shares ($000)		$318,001
Total Returns
(Inception 7/27/07)	Market	NAV
One Year	10.71%	9.20%
Three Year - average annual1	9.43%	11.32%
Five Year - average annual1	25.75%	22.61%
Since Inception - average annual1	12.88%	12.42%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Fund’s total annual expenses. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

1Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Top Ten Holdings	% of Long-Term Investments
SPDR S&P 500 ETF Trust	7.2%
SPDR Dow Jones Industrial Average ETF Trust	3.5%
Rockwall CDO Ltd., Series 2007-1A, Class A1LA	1.9%
iShares Russell 2000 Index Fund	1.8%
Fortress Credit Opportunities I LP, Series 2005-1A, Class A1	1.6%
Goldman Sachs Group, Inc., Series J,5.500%	1.5%
Citigroup, Inc., Series D	1.4%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	1.4%
Attentus CDO Ltd., Series 2007-3A, Class A1B	1.1%
Nomura Resecuritization Trust, Series 2012-1R, Class A	1.0%

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal Amount~	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Long-Term Investments – 136.8%
	Corporate Bonds – 39.7%
	Advertising – 1.6%
2,350,000	MDC Partners, Inc. (Canada)(a) (b)	B–	6.750%	04/01/2020	04/01/16 @ 103	$ 2,485,125
2,575,000	Sitel, LLC / Sitel Finance Corp.(a) (b)	B	11.000%	08/01/2017	08/01/15 @ 103	2,745,594
						5,230,719
	Agriculture – 0.5%
1,490,000	Vector Group Ltd.(b)	B+	7.750%	02/15/2021	02/15/16 @ 106	1,586,850
	Airlines – 1.4%
948,389	America West Airlines 2001-1 Pass-Through Trust, Series 011G(b)	BB+	7.100%	10/02/2022	N/A	1,050,341
459,357	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A(b)	NR	7.380%	07/02/2019	N/A	470,266
505,204	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(b)	NR	7.200%	07/02/2020	N/A	526,044
291,696	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A(b)	NR	8.707%	07/02/2021	N/A	307,010
400,000	British Airways PLC (United Kingdom)(a) (b)	Baa3	5.625%	06/20/2020	N/A	424,000
1,750,000	Delta Air Lines Pass-Through Trust, Series 2011-1, Class B(b)	BB	7.125%	04/15/2016	N/A	1,791,563
						4,569,224
	Auto Parts & Equipment – 0.2%
720,000	Stanadyne Corp., Series 1(b)	CCC–	10.000%	08/15/2014	N/A	720,000
	Banks – 4.3%
950,000	Barclays Bank PLC (United Kingdom)(b) (d)	B+	8.250%	12/29/2049	12/15/18 @ 100	1,026,000
1,200,000	Barclays Bank PLC (United Kingdom)(a) (b) (d) (e)	BBB–	6.860%	–	06/15/32 @ 100	1,353,000
6,575,000	Citigroup, Inc., Series D(b) (d) (e)	BB+	5.350%	–	05/15/23 @ 100	6,279,125
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)(a) (b) (d) (e)	A–	11.000%	–	06/30/19 @ 100	670,650
1,000,000	KeyCorp Capital III(b)	BBB–	7.750%	07/15/2029	N/A	1,233,844
500,000	M&T Bank Corp., Series E(b) (d) (e)	BBB	6.450%	–	02/15/24 @ 100	528,750
1,400,000	RBS Capital Trust II(b) (d) (e)	BB	6.425%	–	01/03/34 @ 100	1,463,000
1,000,000	Wells Fargo & Co., Series S(b) (d) (e)	BBB+	5.900%	–	06/15/24 @ 100	1,051,250
						13,605,619
	Building Materials – 1.6%
EUR 1,200,000	BMBG Bond Finance SCA (Luxembourg)(a) (b) (f)	B1	5.327%	10/15/2020	12/31/15 @ 101	1,647,920
1,210,000	Cemex SAB de CV (Mexico)(a) (b)	B+	9.000%	01/11/2018	01/11/15 @ 105	1,306,800
425,000	CPG Merger Sub, LLC(a) (b)	CCC+	8.000%	10/01/2021	10/01/16 @ 106	449,437
EUR 1,200,000	Xefin Lux SCA (Luxembourg)(a) (f)	Ba3	4.060%	06/01/2019	06/01/15 @ 100	1,647,925
						5,052,082
	Chemicals – 0.4%
1,300,000	TPC Group, Inc.(a) (b)	B	8.750%	12/15/2020	12/15/16 @ 104	1,433,250
	Commercial Services – 0.3%
200,000	Ceridian, LLC / Comdata, Inc.(a)	CCC	8.125%	11/15/2017	N/A	202,000
615,000	Laureate Education, Inc.(a) (b)	CCC+	9.250%	09/01/2019	09/01/15 @ 107	645,750
						847,750
	Computers – 0.5%
1,500,000	NCR Corp.(a) (b)	BB	6.375%	12/15/2023	12/15/18 @ 103	1,616,250
	Diversified Financial Services – 4.1%
GBP 350,000	Cabot Financial Luxembourg SA (Luxembourg)(a) (b)	B+	6.500%	04/01/2021	04/01/17 @ 103	590,022
1,500,000	Credit Acceptance Corp.(a) (b)	BB	6.125%	02/15/2021	02/15/17 @ 103	1,563,750
1,000,000	General Electric Capital Corp., Series A, Class A(b) (d) (e)	AA–	7.125%	–	06/15/22 @ 100	1,180,000

See notes to financial statements.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal Amount~	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Diversified Financial Services continued
2,000,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.(a) (b)	BBB–	6.000%	08/01/2020	02/01/17 @ 105	$ 2,135,000
1,300,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.(a) (b)	BBB–	5.875%	02/01/2022	08/01/17 @ 104	1,352,000
350,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.(a)	B	7.375%	04/01/2020	04/01/16 @ 106	367,500
400,000	Jefferies LoanCore, LLC / JLC Finance Corp.(a)	B	6.875%	06/01/2020	06/01/16 @ 105	403,000
645,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	7.875%	10/01/2020	10/01/16 @ 104	651,450
85,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	6.500%	07/01/2021	01/01/17 @ 103	80,856
105,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	6.500%	06/01/2022	12/01/17 @ 103	98,700
2,650,000	QBE Capital Funding III Ltd. (Jersey)(a) (b) (d)	BBB	7.250%	05/24/2041	05/24/21 @ 100	2,852,063
1,300,133	Schahin II Finance Co. SPV Ltd. (Cayman Islands)(a) (b)	BBB–	5.875%	09/25/2022	N/A	1,269,580
500,000	Scottrade Financial Services, Inc.(a) (b)	Baa3	6.125%	07/11/2021	N/A	514,963
						13,058,884
	Energy-Alternate Sources – 0.7%
2,200,000	ContourGlobal Power Holdings SA (Luxembourg)(a) (b)	BB–	7.125%	06/01/2019	06/01/16 @ 104	2,227,500
	Engineering & Construction – 1.4%
902,400	Alion Science and Technology Corp.(b) (g)	CCC–	12.000%	11/01/2014	N/A	900,144
1,450,000	Odebrecht Offshore Drilling Finance Ltd. (Cayman Islands)(a) (b)	BBB–	6.625%	10/01/2022	10/01/21 @ 100	1,546,062
2,124,713	Princess Juliana International Airport Operating Co. NV (Saint Maarten)(a) (b)	Baa2	5.500%	12/20/2027	N/A	2,084,344
						4,530,550
	Entertainment – 0.3%
360,000	Agua Caliente Band of Cahuilla Indians(a) (b)	BB+	6.350%	10/01/2015	N/A	353,462
375,000	Diamond Resorts Corp.(b)	B–	12.000%	08/15/2018	08/15/15 @ 103	405,713
100,000	DreamWorks Animation SKG, Inc.(a) (b)	B	6.875%	08/15/2020	08/15/16 @ 105	108,000
						867,175
	Food – 0.9%
2,278,000	Bumble Bee Holdings, Inc.(a) (b)	B	9.000%	12/15/2017	12/15/14 @ 105	2,446,003
250,000	KeHE Distributors, LLC / KeHE Finance Corp.(a)	B	7.625%	08/15/2021	08/15/17 @ 104	270,625
						2,716,628
	Forest Products & Paper – 0.2%
500,000	Unifrax I, LLC / Unifrax Holding Co.(a) (b)	B–	7.500%	02/15/2019	02/15/15 @ 104	525,000
	Gas – 0.5%
900,000	LBC Tank Terminals Holding Netherlands BV (Netherlands)(a) (b)	B	6.875%	05/15/2023	05/15/18 @ 103	954,000
542,000	NGL Energy Partners, LP / NGL Energy Finance Corp.(a) (b)	BB–	6.875%	10/15/2021	10/15/16 @ 105	569,100
						1,523,100
	Health Care Products – 0.0%***
92,000	Physio-Control International, Inc.(a) (b)	B+	9.875%	01/15/2019	01/15/15 @ 107	102,364
	Holding Companies-Diversified – 0.8%
300,000	Harbinger Group, Inc.	B+	7.875%	07/15/2019	01/15/16 @ 106	327,750
2,075,000	Opal Acquisition, Inc.(a) (b)	CCC+	8.875%	12/15/2021	12/15/16 @ 107	2,178,750
						2,506,500
	Household Products & Housewares – 0.5%
1,538,000	Central Garden and Pet Co.(b)	CCC+	8.250%	03/01/2018	03/01/15 @ 102	1,572,605
	Insurance – 5.0%
2,000,000	AmTrust Financial Services, Inc.(a) (b)	NR	6.125%	08/15/2023	N/A	2,033,200
1,000,000	AXA SA (France)(a) (b) (d) (e)	BBB–	6.379%	–	12/14/36 @ 100	1,083,750
1,450,000	Fidelity & Guaranty Life Holdings, Inc.(a) (b)	BB–	6.375%	04/01/2021	04/01/16 @ 105	1,555,125
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB–	8.500%	05/15/2020	N/A	939,556

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal Amount~	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Insurance continued
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.875%	12/15/2037	12/15/32 @ 100	$ 1,230,000
700,000	National Life Insurance Co.(a) (b)	BBB+	10.500%	09/15/2039	N/A	1,004,559
250,000	Nationwide Mutual Insurance Co.(a) (b)	A–	9.375%	08/15/2039	N/A	390,591
3,500,000	Prudential Financial, Inc.(b) (d)	BBB+	5.625%	06/15/2043	06/15/23 @ 100	3,683,750
1,000,000	Voya Financial, Inc.(b) (d) (e)	BB	5.650%	–	05/15/23 @ 100	1,013,750
2,750,000	Wilton RE Finance, LLC(a) (b) (d)	BBB	5.875%	03/30/2033	03/30/23 @ 100	2,866,875
						15,801,156
	Internet – 1.2%
1,000,000	First Data Corp.(a) (b) (h)	B–	8.750%	01/15/2022	01/15/16 @ 104	1,095,000
2,450,000	Zayo Group LLC / Zayo Capital, Inc.(b)	CCC+	10.125%	07/01/2020	07/01/16 @ 105	2,829,750
						3,924,750
	Leisure Time – 0.4%
1,111,000	Sabre, Inc.(a) (b)	B+	8.500%	05/15/2019	05/15/15 @ 106	1,237,432
	Lodging – 0.0%***
150,000	Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock
	International, LLC(a) (b)	BB–	5.875%	05/15/2021	05/15/16 @ 104	150,000
	Media – 0.4%
251,000	Baker & Taylor Acquisitions Corp.(a) (b)	CCC	15.000%	04/01/2017	10/01/14 @ 108	200,800
500,000	DCP, LLC / DCP Corp.(a) (b)	B+	10.750%	08/15/2015	08/15/14 @ 100	505,000
640,000	Expo Event Transco, Inc.(a) (b)	B–	9.000%	06/15/2021	06/15/16 @ 105	652,800
						1,358,600
	Mining – 0.4%
300,000	KGHM International Ltd. (Canada)(a) (b)	BB–	7.750%	06/15/2019	06/15/15 @ 104	321,750
443,559	Mirabela Nickel Ltd. (Australia)(a) (b) (h)	NR	3.500%	06/30/2014	N/A	443,559
2,170,000	Mirabela Nickel Ltd. (Australia)(a) (b) (i)	NR	8.750%	04/15/2018	04/15/15 @ 104	509,950
						1,275,259
	Oil & Gas – 4.0%
100,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.(a)	Caa1	7.750%	01/15/2021	01/15/17 @ 104	100,500
1,425,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.(b)	B–	7.750%	01/15/2021	01/15/17 @ 104	1,432,125
600,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.(b)	Caa1	9.250%	08/15/2021	08/15/17 @ 105	639,000
1,800,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(b)	B–	7.875%	04/15/2022	01/15/17 @ 104	1,935,000
300,000	Endeavor Energy Resources, LP / EER Finance, Inc.(a) (b)	B	7.000%	08/15/2021	08/15/16 @ 105	317,250
1,100,000	Jones Energy Holdings, LLC / Jones Energy Finance Corp.(a) (b)	B–	6.750%	04/01/2022	04/01/17 @ 105	1,160,500
2,055,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.(b)	B	8.000%	12/01/2020	12/01/16 @ 104	2,193,712
300,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.(b)	B	6.625%	12/01/2021	06/01/17 @ 103	304,500
350,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.(a) (b)	B	6.625%	12/01/2021	06/01/17 @ 103	355,250
345,000	Memorial Production Partners, LP / Memorial Production Finance Corp.(b)	B–	7.625%	05/01/2021	05/01/17 @ 104	357,075
1,320,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC(b)	CCC+	10.750%	10/01/2020	10/01/16 @ 105	1,471,800
100,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC(b)	CCC+	9.250%	06/01/2021	06/01/16 @ 107	107,500
500,000	Pacific Drilling SA (Luxembourg)(a) (b)	B+	5.375%	06/01/2020	06/01/16 @ 104	490,000
1,800,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.(b)	B	7.500%	07/01/2021	07/01/16 @ 106	1,953,000
						12,817,212
	Oil & Gas Services – 0.2%
500,000	IronGate Energy Services, LLC(a)	NR	11.000%	07/01/2018	07/01/16 @ 105	508,750
	Other Financial Institution – 0.1%
500,000	Ultra Resources, Inc.(b) (m)	BBB	4.510%	10/12/2020	N/A	482,050

See notes to financial statements.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal Amount~	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Packaging & Containers – 0.2%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.(b)	B–	11.500%	04/01/2016	04/01/15 @ 100	$ 317,532
250,000	Prosight Global, Inc.(b) (m)	NR	7.500%	11/20/2020	N/A	255,100
						572,632
	Pharmaceuticals – 0.5%
1,500,000	VPII Escrow Corp. (Canada)(a) (b)	B	6.750%	08/15/2018	08/15/15 @ 105	1,620,000
	Pipelines – 2.4%
330,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.(b)	BB	7.750%	04/01/2019	04/01/15 @ 104	353,100
850,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.(a) (b)	BB	6.125%	03/01/2022	11/01/16 @ 105	890,375
1,600,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.(b)	B	8.375%	06/01/2019	06/01/15 @ 104	1,734,000
2,000,000	Gibson Energy, Inc. (Canada)(a) (b)	BB	6.750%	07/15/2021	07/15/16 @ 105	2,165,000
2,235,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(b)	BB	8.375%	06/01/2020	06/01/16 @ 104	2,531,138
						7,673,613
	Real Estate Investment Trust – 0.5%
1,500,000	Entertainment Properties Trust(b)	BB+	5.750%	08/15/2022	05/15/22 @ 100	1,628,553
	Retail – 1.8%
600,000	Checkers Drive-In Restaurants, Inc.(a) (b)	B–	11.000%	12/01/2017	06/01/15 @ 108	667,500
2,245,000	GRD Holdings III Corp.(a) (b)	B	10.750%	06/01/2019	06/01/15 @ 108	2,497,562
1,200,000	Guitar Center, Inc.(a) (b)	B–	6.500%	04/15/2019	04/15/16 @ 103	1,156,500
1,255,000	PF Chang’s China Bistro, Inc.(a) (b)	CCC	10.250%	06/30/2020	06/30/16 @ 105	1,289,513
						5,611,075
	Software – 0.9%
1,660,000	Aspect Software, Inc.(b)	CCC+	10.625%	05/15/2017	05/15/15 @ 103	1,745,075
950,000	Eagle Midco, Inc.(a) (b)	CCC+	9.000%	06/15/2018	12/15/14 @ 102	991,562
						2,736,637
	Telecommunications – 0.4%
100,000	Alcatel-Lucent USA, Inc.(a) (b)	CCC+	8.875%	01/01/2020	07/01/16 @ 104	112,500
600,000	Alcatel-Lucent USA, Inc.(a) (b)	CCC+	6.750%	11/15/2020	11/15/16 @ 103	637,500
380,000	Avaya, Inc.(a) (b)	B	7.000%	04/01/2019	04/01/15 @ 104	376,200
						1,126,200
	Textiles – 0.0%***
45,000	Empire Today, LLC / Empire Today Finance Corp.(a) (b)	B–	11.375%	02/01/2017	02/01/15 @ 103	46,125
	Transportation – 1.1%
1,530,000	Marquette Transportation Co., LLC / Marquette Transportation Finance Corp.(b)	B–	10.875%	01/15/2017	08/21/14 @ 103	1,620,270
1,630,000	Quality Distribution, LLC / QD Capital Corp.(b)	B–	9.875%	11/01/2018	11/01/14 @ 105	1,748,175
						3,368,445
	Total Corporate Bonds – 39.7%
	(Cost $119,411,097)					126,230,539
	Asset Backed Securities – 39.7%
	Aircraft – 1.8%
1,833,837	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(a) (b) (m)	BB	7.001%	09/20/2022	N/A	1,926,445
2,430,500	Castlelake Aircraft Securitization Trust 2014-1 (m)	A	5.250%	02/15/2029	N/A	2,439,736
1,458,300	Castlelake Aircraft Securitization Trust 2014-1 (m)	BBB	7.500%	02/15/2029	N/A	1,460,050
						5,826,231
	Airlines – 0.6%
1,542,599	BBAM Acquisition Finance(b) (m)	NR	5.375%	09/17/2016	N/A	1,546,301

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal Amount~	Description	Rating*	Coupon	Maturity	Optional Call Provisions**	Value
	Airlines continued
250,000	BBAM Acquisition Finance(b) (m)	NR	6.250%	09/17/2016	N/A	$ 241,875
						1,788,176
	Automobile – 0.0%***
21,607	Bush Truck Leasing, LLC, Series 2011-AA, Class C(a) (b)	NR	5.000%	09/25/2018	N/A	19,663
	Collateralized Debt Obligations – 9.9%
4,897,320	Cedarwoods, Series 2006-1A, Class A1(a) (b) (f)	AAA	0.420%	07/25/2051	N/A	4,051,063
851,208	Diversified Asset Securitization Holdings II LP, Series 1A, Class A1L
	(Cayman Islands)(a) (b) (f)	BBB+	0.723%	09/15/2035	N/A	835,716
50,540	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)(f)	BBB+	0.723%	09/15/2035	N/A	49,621
4,861,323	Gramercy Real Estate CDO 2007-1 Ltd. (Cayman Islands)(a) (b) (f)	B3	0.504%	08/15/2056	N/A	4,172,960
2,469,751	Highland Park CDO I Ltd., Series 2006-1A, Class A1 (Cayman Islands)(a) (b) (f)	B+	0.557%	11/25/2051	N/A	2,338,854
115,170	Newcastle CDO IX 1 Ltd., Series 2007-9A, Class A1 (Cayman Islands)(a) (b) (f)	Aa3	0.410%	05/25/2052	N/A	115,170
2,785,434	N-Star Real Estate CDO Ltd. (Cayman Islands) (b) (m)	NR	0.472%	02/01/2041	N/A	2,636,970
1,305,672	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(a) (b) (f)	A3	0.441%	02/01/2041	N/A	1,235,819
1,750,000	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(a) (b) (f)	B1	0.511%	02/01/2041	N/A	1,546,650
955,068	Putnam Structured Product CDO, Series 2002-1A, Class A2
	(Cayman Islands)(a) (b) (f)	CCC+	0.830%	01/10/2038	N/A	862,044
379,698	Putnam Structured Product CDO, Series 2003-1A, Class A1LT
	(Cayman Islands)(a) (b) (f) (m)	CCC	0.601%	10/15/2038	N/A	361,207
3,213,557	RAIT CRE CDO Ltd., Series 2006-1X, Class A1B(b) (f) (m)	Aa2	0.479%	11/20/2046	N/A	2,730,559
8,521,798	Rockwall CDO Ltd., Series 2007-1A, Class A1LA (Cayman Islands)(a) (b) (f)	BBB+	0.475%	08/01/2024	N/A	8,083,777
19,002	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (b) (f)	BB	0.707%	02/25/2031	N/A	18,924
2,528,507	SRERS Funding Ltd., Series 2011-RS, Class A1B1 (Cayman Islands)(a) (b) (f)	Baa3	0.403%	05/09/2046	N/A	2,378,567
						31,417,901
	Collateralized Loan Obligations – 17.8%
400,000	Airlie CLO, Series 2006-2A, Class B (Cayman Islands)(a) (b) (f)	BBB+	0.978%	12/20/2020	N/A	377,045
1,750,000	Ares CLO Ltd., Series 2012-3A (Cayman Islands)(a) (b) (j)	NR	0.000%	01/17/2024	N/A	1,390,025
3,700,000	Ares CLO Ltd., Series XXVI (Cayman Islands)(a) (b) (j)	NR	0.000%	04/15/2025	N/A	2,994,040
2,600,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(a) (b) (j)	NR	0.000%	01/30/2024	N/A	2,454,400
2,600,000	Carlyle Global Market Strategies CLO 2012-3 Ltd., Series 2012-3A
	(Cayman Islands)(a) (b) (j)	NR	0.000%	10/14/2024	N/A	2,441,140
250,000	Cerberus Onshore II CLO, LLC(a) (b) (f)	A2	3.726%	10/15/2023	N/A	242,500
1,250,000	Cerberus Onshore II CLO, LLC, Series 2013-1A, Class D(a) (b) (f)	Baa2	4.226%	10/15/2023	N/A	1,182,625
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (b) (f)	A+	1.477%	07/10/2019	N/A	943,000
3,500,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(a) (b) (f)	BBB+	2.827%	07/10/2019	N/A	3,260,950
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(a) (b)	BBB+	8.370%	07/10/2019	N/A	1,007,700
500,000	COA Summit CLO Ltd., Series 2014-1A, Class C (Cayman Islands)(a) (b) (f) (m)	Baa3	4.086%	04/20/2023	N/A	497,150
441,767	Connecticut Valley Structured Credit CDO III Ltd. (Cayman Islands)(a) (b) (m)	Ba1	6.676%	03/23/2023	N/A	435,847
1,000,000	Divcore CLO Ltd.(b) (m)	Baa3	4.051%	11/15/2032	N/A	999,900
2,500,000	Finn Square CLO Ltd., Series 2012-1A (Cayman Islands)(a) (b) (j)	NR	0.000%	12/24/2023	N/A	2,113,000
7,700,000	Fortress Credit Opportunities I LP, Series 2005-1A, Class A1(b)	AAA	0.571%	07/15/2019	N/A	6,797,560
1,000,000	Fortress Credit Opportunities III CLO, LP(a) (b) (f)	NR	3.478%	04/28/2026	N/A	995,200
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(a) (b) (f)	A	0.928%	04/19/2021	N/A	240,773
900,000	Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class C
	(Cayman Islands)(a) (b) (f)	BB+	1.228%	12/20/2018	N/A	866,520
300,000	Golub Capital Partners CLO Ltd. (Cayman Islands)(a) (b) (f) (m)	NR	4.235%	04/25/2026	N/A	287,760

See notes to financial statements.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligations continued
2,500,000	Great Lakes CLO 2012-1 Ltd., Series 2012-1A (Cayman Islands)(a) (b) (j) (m)	NR	0.000%	01/15/2023	N/A	$ 2,304,250
500,000	Great Lakes CLO 2014-1 Ltd. (Cayman Islands)(a) (b) (f)	Baa2	4.417%	04/15/2025	N/A	485,750
2,100,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A
	(Cayman Islands)(a) (f)	BBB–	2.523%	08/07/2021	N/A	2,082,265
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A, Class C
	(Cayman Islands)(a) (f)	A+	1.063%	08/07/2021	N/A	239,676
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(a) (f)	A	0.927%	12/05/2018	N/A	244,282
750,000	Ivy Hill Middle Market Credit Fund Ltd. (Cayman Islands)(a) (b) (f)	Ba2	6.726%	01/15/2022	N/A	749,925
800,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(a) (f)	A–	0.949%	01/25/2019	N/A	760,000
1,000,000	KKR Financial CLO Ltd., Series 2007-1X, Class A(Cayman Islands) (f)	BBB+	5.264%	05/15/2021	N/A	997,900
2,000,000	KKR Financial CLO Ltd., Series 2007-1X, Class A (Cayman Islands)(a) (b) (f)	A3	6.726%	10/15/2017	N/A	2,009,800
500,000	Liberty CLO II Ltd., Series 2005-1A, Class A3 (Cayman Islands)(a) (b) (f)	A+	0.725%	11/01/2017	N/A	489,108
3,000,000	Marathon CLO II Ltd., Series 2005-2A, Class A (Cayman Islands)(a) (b) (j)	NR	0.000%	12/20/2019	N/A	1,710,000
500,000	Marlborough Street CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (b) (f)	A+	0.978%	04/18/2019	N/A	473,600
1,500,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C
	(Cayman Islands)(a) (b) (f)	A–	1.185%	12/20/2020	N/A	1,436,250
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(a) (b) (f)	AA	0.569%	04/16/2021	N/A	774,560
250,000	NewStar Commercial Loan Funding LLC, Series 2013-1A, Class E(a) (b) (f)	NR	5.535%	09/20/2023	N/A	249,325
500,000	NewStar Commercial Loan Trust 2007-1(a) (b) (f)	Baa1	1.528%	09/30/2022	N/A	471,424
500,000	NewStar Commercial Loan Trust 2007-1(a) (b) (f)	Ba1	2.528%	09/30/2022	N/A	467,800
500,000	NewStar Commercial Loan Trust 2014-1 (a) (b) (f) (m)	Baa3	4.980%	04/20/2025	N/A	494,050
600,000	Northwoods Capital VII Ltd. (Cayman Islands)(a) (b) (f)	A1	3.728%	10/22/2021	N/A	586,228
500,000	NXT Capital CLO 2013-1, LLC(a) (f)	Baa2	4.379%	04/25/2024	N/A	487,000
250,000	OFSI Fund Ltd., Series 2006-1A, Class C (Cayman Islands)(a) (b) (f)	A	1.085%	09/20/2019	N/A	239,600
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)(b)	AA–	5.811%	01/26/2020	N/A	301,950
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (b) (f)	AA	0.639%	07/24/2021	N/A	1,462,200
400,000	Salus CLO Ltd., Series 2012-1AN, Class DN (Cayman Islands)(a) (b) (f)	NR	6.986%	03/05/2021	N/A	395,440
2,500,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC6, Series 2006-BC6, Class A4(b) (f)	Caa2	0.320%	01/25/2037	08/25/24 @ 100	2,057,998
700,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(a) (b) (f)	A+	2.977%	07/15/2019	N/A	681,911
650,000	TCW Global Project Fund, Series 2004-1A, Class A2A (Cayman Islands)(a) (b) (f) (m)	A	1.577%	06/15/2016	N/A	606,060
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(a) (b) (f) (m)	BB–	2.176%	06/15/2016	N/A	1,631,600
500,000	TCW Global Project Fund, Series 2005-1A, Class A1 (Cayman Islands)(a) (b) (f) (m)	AA+	0.877%	09/01/2017	N/A	464,300
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(a) (b) (m)	BB+	5.793%	09/01/2017	N/A	855,500
850,038	Turbine Engines Securitization Ltd., Series 2013-1A, Class B (Bermuda)(a) (b)	BBB	6.375%	12/15/2048	N/A	848,848
						56,585,735
	Credit Cards – 0.3%
1,007,220	CHLPA Credit Card Pass-Through Trust, Series 2012-BIZ, Class A(a) (b) (e) (j) (m)	CCC	0.000%	12/15/2049	N/A	875,878
46,200	LCP Dakota Fund, Series 2012-6, Class P(b)	NR	10.000%	08/17/2015	N/A	46,200
33,000	LCP Dakota Fund, Series 2012-6, Class Q(b)	NR	12.500%	08/17/2015	N/A	32,996
						955,074
	Financial – 0.0%***
14,804	Blue Falcon, Series A-2(a) (b)	NR	3.150%	12/25/2016	N/A	14,746
	Insurance – 1.3%
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a) (b)	AA+	8.370%	01/15/2046	02/15/28 @ 100	680,743
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(a) (b)	A+	9.360%	01/15/2048	07/15/29 @ 100	711,288
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(a) (b)	A–	10.810%	01/15/2050	N/A	721,388

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Insurance continued
294,400	Insurance Note Capital Term, Series 2005-1R1A(a) (f)	A	0.482%	06/09/2033	N/A	$ 276,736
929,688	Northwind Holdings, LLC, Series 2007-1A, Class A1(a) (b) (f)	A	1.016%	12/01/2037	N/A	841,367
890,518	Structured Asset Receivables Trust, Series 2005-1A, Class CTFS(a) (b) (f)	CCC	0.728%	01/21/2015	N/A	845,992
						4,077,514
	Media – 0.6%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.836%	12/20/2040	N/A	539,931
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.756%	12/20/2040	N/A	1,212,009
						1,751,940
	Other – 0.9%
1,638,021	Emerald Aviation Finance Ltd., Series 2013-1, Class B (Cayman Islands)(a) (b) (k)	NR	6.350%	10/15/2038	10/15/18 @ 100	1,664,557
1,252,722	Glenn Pool Oil & Gas Trust(b) (m)	NR	6.000%	08/02/2021	N/A	1,305,962
						2,970,519
	Timeshare – 0.0%***
103,452	Silverleaf Finance, LLC, Series 2010-A, Class B(a) (b)	BBB	8.000%	07/15/2022	09/15/15 @ 100	105,399
	Transportation – 5.0%
6,958,247	Aerco Ltd., Series 2A, Class A3 (Jersey)(a) (b) (f)	BB–	0.581%	07/15/2025	N/A	4,035,784
12,703,315	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(b) (f)	CCC	0.701%	03/15/2019	N/A	5,970,558
1,509,994	Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)(a) (b) (f)	BBB–	0.451%	11/14/2033	N/A	1,283,495
1,174,440	Babcock & Brown Air Funding I Ltd., Series 2007-1X, Class G1 (Bermuda) (a) (f)	BBB+	0.453%	11/14/2033	N/A	998,274
470,074	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (f)	BBB+	3.151%	09/15/2041	N/A	188,030
8,902	Castle Trust, Series 2003-1AW, Class A1(a) (b) (f)	AA	0.901%	05/15/2027	N/A	8,724
320,904	Raspro Trust, Series 2005-1A, Class G(a) (b) (f)	A	0.635%	03/23/2024	N/A	306,463
1,968,750	Rise Ltd. (m)	A+	4.750%	02/12/2039	N/A	1,993,359
492,188	Rise Ltd. (m)	BBB+	6.500%	02/12/2039	N/A	497,109
549,123	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.562%	02/10/2021	N/A	542,259
						15,824,055
	Trust Preferred Stocks – 1.5%
5,507,026	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(a) (f)	AA–	0.488%	10/11/2042	N/A	4,708,507
	Total Asset Backed Securities – 39.7%
	(Cost $122,904,199)					126,045,460
	Collateralized Mortgage Obligations – 7.7%
	Commercial Mortgage Backed Securities – Military Housing -1.1%
1,456,315	GMAC Commercial Mortgage Asset Corp.(a) (b)	NR	6.240%	10/10/2041	N/A	1,403,014
1,000,000	GMAC Commercial Mortgage Asset Corp.(a) (b)	Baa3	6.400%	11/10/2043	N/A	939,200
733,901	Pacific Beacon, LLC(a) (b)	A3	5.628%	07/15/2051	N/A	636,329
568,190	Tri-Command Military Housing, LLC(a) (b)	AA–	5.383%	02/15/2048	N/A	504,104
						3,482,647
	Commercial Mortgage Backed Securities – Non-Traditional – 0.5%
1,609,012	Business Loan Express SBA Loan Trust 2006-1, Series 2006-AA, Class A(a) (b) (f)	CCC+	0.389%	10/20/2038	N/A	1,368,593
428,471	Ciena Capital, LLC, Series 2007-AA, Class A(a) (b) (f)	CCC+	0.549%	10/20/2040	N/A	318,270
						1,686,863
	Commercial Mortgage Backed Securities – Traditional – 0.8%
400,000	Bank of America Merrill Lynch-DB Trust, Series 2012-OSI, Class D(a) (b)	Baa3	6.786%	04/13/2029	N/A	426,440
1,500,000	Barclays Commercial Mortgage Securities, Series 2013-TYSN, Class E(a) (b)	Ba2	3.708%	09/05/2032	N/A	1,383,837
730,305	Wachovia Bank Commercial Mortgage Trust(a) (b) (f)	Caa1	0.851%	06/15/2020	N/A	717,040
						2,527,317

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Residential Mortgage Backed Securities – 5.3%
5,403,006	Citigroup Mortgage Loan Trust 2006-FX1(b) (k)	Caa3	5.775%	10/25/2036	08/25/23 @ 100	$ 4,047,392
65,467	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(b) (f)	D	6.005%	10/25/2036	01/25/21 @ 100	51,620
1,764,494	GreenPoint Mortgage Funding Trust, Series 2006-AR1, Class A1A(b) (f)	Caa2	0.440%	02/25/2036	N/A	1,480,755
2,438,810	GSAA Home Equity Trust 2006-18(b) (k)	Caa2	6.002%	11/25/2036	02/25/21 @ 100	1,702,287
720,739	GSAA Home Equity Trust 2007-7(f)	Caa3	0.420%	07/25/2037	08/25/23 @ 100	619,471
71,693	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(b) (f)	B	5.470%	08/25/2034	08/25/18 @ 100	73,386
662,518	New Century Home Equity Loan Trust, Series 2005-1(b) (f)	B1	0.870%	03/25/2035	06/25/14 @ 100	575,938
4,671,884	Nomura Resecuritization Trust, Series 2012-1R, Class A(a) (b) (f)	NR	0.592%	08/27/2047	N/A	4,310,747
2,000,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-OPT1(b) (f)	B1	0.410%	04/25/2036	N/A	1,785,452
752,847	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(b) (k)	D	5.750%	01/25/2037	10/25/20 @ 100	463,284
1,769,509	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(b) (k)	D	6.040%	01/25/2037	10/25/20 @ 100	1,005,179
814,490	Wachovia Asset Securitization Issuance II, LLC 2007-He1 Trust(a) (b) (f)	Caa1	0.290%	07/25/2037	N/A	699,877
						16,815,388
	Total Collateralized Mortgage Obligations – 7.7%
	(Cost $23,712,513)					24,512,215
	Term Loans – 24.2%(l)
	Aerospace & Defense – 0.4%
165,517	Doncasters Group Limited, 2nd Lien	CCC+	9.500%	10/09/2020	N/A	167,449
896,471	Nana Development, 1st Lien	B	8.000%	03/15/2018	N/A	883,023
309,112	SI International, Inc.	B+	5.750%	11/14/2019	N/A	309,499
						1,359,971
	Automotive – 1.0%
800,000	American Tire Dist, Inc.	CCC+	5.750%	06/01/2018	N/A	802,000
124,264	Armored Autogroup, Inc.	B–	6.000%	11/05/2016	N/A	124,523
98,997	Fleetpride	B–	5.250%	11/19/2019	N/A	97,678
120,000	Fleetpride	CCC	9.250%	05/15/2020	N/A	117,800
361,111	Navistar, Inc.	B	5.750%	08/17/2017	N/A	367,091
1,150,000	Thi Tectum	B+	5.250%	09/12/2018	N/A	1,150,000
375,000	Thi Tectum	B–	9.000%	03/12/2019	N/A	374,062
						3,033,154
	Banking – 0.1%
200,000	Ranpak, 2nd Lien	B–	8.500%	04/23/2020	N/A	203,500
	Building Materials – 0.2%
750,000	VAT Holding AG	B+	4.750%	02/11/2021	N/A	752,813
	Chemicals – 0.1%
300,000	Ennis-Flint	CCC+	7.750%	09/30/2021	N/A	297,999
	Consumer Products – 0.7%
500,000	Authentic Brands	B+	5.500%	05/21/2021	N/A	496,250
695,308	Mitel Networks Corp.	B+	5.250%	01/31/2020	N/A	702,261
395,000	Nes Global Talent	B	6.500%	10/03/2019	N/A	393,025
400,000	Pelican Products	B	5.250%	04/10/2020	N/A	402,500
235,598	Targus Group International, Inc., 1st Lien	B	12.000%	05/24/2016	N/A	197,118
						2,191,154

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Consumer Services – 1.3%
399,000	Alexander Mann Solutions	BB–	5.750%	12/20/2019	N/A	$ 400,995
320,000	GCA Services Group, Inc.	CCC+	9.250%	11/01/2020	N/A	321,600
221,667	Sutherland Global Cayman Tranche	BB–	7.250%	03/06/2019	N/A	222,221
490,833	Sutherland Global U.S. Tranche	BB–	7.250%	03/06/2019	N/A	492,060
2,647,980	Travelport Holdings Ltd.	B	6.250%	06/26/2019	N/A	2,703,694
99,250	Valleycrest Companies LLC	B	5.500%	06/13/2019	N/A	99,250
						4,239,820
	Diversified Manufacturing – 0.6%
985,898	CPM Acquisition Corp.	B+	6.250%	08/29/2017	N/A	988,363
530,000	CPM Acquisition Corp.	B	10.250%	03/01/2018	N/A	536,625
421,715	Panolam Industries	BB–	7.250%	08/23/2017	N/A	419,606
						1,944,594
	Electric – 0.3%
1,010,625	Astoria Generating Co. Acquisitions	B	5.000%	05/24/2019	N/A	1,039,054
	Entertainment – 1.0%
96,850	CKX Entertainment, Inc.	B+	9.000%	06/21/2017	N/A	85,712
2,250,000	Lions Gate Entertainment	B+	5.000%	07/19/2020	N/A	2,280,938
700,000	WME (IMG Worldwide)	B	5.250%	05/06/2021	N/A	702,975
						3,069,625
	Food & Beverage – 1.3%
1,481,000	Advance Pierre Foods, Inc., Lien 2	CCC+	9.500%	10/10/2017	N/A	1,423,611
1,003,816	Arctic Glacier Holdings Inc., 1st Lien	B–	5.000%	05/10/2019	N/A	998,797
450,000	CTI Foods Holding Co. LLC, 2nd Lien	CCC+	8.250%	06/28/2021	N/A	453,375
300,000	Hostess Brands, Inc.	B–	6.750%	04/09/2020	N/A	311,439
992,500	Performance Food Group	CCC+	6.250%	11/14/2019	N/A	1,002,425
						4,189,647
	Forest Products & Paper – 0.2%
750,000	Hoffmaster Group, Inc.	B	5.250%	05/09/2020	N/A	749,063
	Gaming – 0.5%
383,038	Centaur Acquisition, LLC	BB–	5.250%	02/20/2019	N/A	383,157
1,132,750	Jacobs Entertainment, Inc.	B+	5.250%	10/29/2018	N/A	1,138,414
						1,521,571
	Health Care – 0.4%
100,000	Catalent	B	6.500%	12/31/2017	N/A	100,750
1,086,250	Nextech(m)	B	6.000%	10/28/2018	N/A	1,064,525
						1,165,275
	Home Builders – 0.1%
150,000	Capital Automotive LP	B–	6.000%	04/30/2020	N/A	152,625
	Insurance – 0.0%***
116,932	Cunningham	B–	9.250%	06/10/2020	N/A	116,493
	Media – 0.8%
997,500	Anaren, Inc.	B+	5.500%	02/18/2021	N/A	999,994
1,000,000	Anaren, Inc., Lien 2	CCC+	9.250%	01/22/2021	N/A	1,000,000

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Media continued
450,000	Cengage Learning Acquisitions, Inc. (Thomson Learning)	B+	7.000%	03/31/2020	N/A	$ 455,625
198,500	Hemisphere Media Group Inc., 1st Lien	B	6.250%	07/30/2020	N/A	198,996
						2,654,615
	Oil Field Services – 1.4%
1,500,000	Floatel International Ltd.	B	6.000%	05/22/2020	N/A	1,500,000
1,000,000	FTS International	B–	5.750%	04/16/2021	N/A	1,006,500
466,895	Ocean RIG ASA	B+	6.000%	03/31/2021	N/A	467,917
1,350,000	PSS Companies	B+	5.500%	01/28/2020	N/A	1,360,125
						4,334,542
	Other Financial Institutions – 2.8%
485,733	American Stock Transfer	B	5.750%	06/26/2020	N/A	486,544
3,500,000	AP Alternative Assets LP(m)	BB	6.651%	12/21/2015	N/A	3,508,750
147,188	HDV Holdings	B	5.750%	12/18/2018	N/A	146,083
1,596,000	National Financial Partners	B	5.250%	07/01/2020	N/A	1,603,310
400,000	RCS Capital	B+	6.500%	04/29/2019	N/A	408,168
1,287,004	STG-Fairway Acquisitions, Inc.	B	6.250%	02/28/2019	N/A	1,283,787
450,000	STG-Fairway Acquisitions, Inc.(m)	CCC+	10.500%	08/28/2019	N/A	445,500
972,739	Topaz Power Holdings, LLC	BB–	5.250%	02/26/2020	N/A	969,092
						8,851,234
	Other Industrials – 2.9%
726,027	Alliedbarton Security	CCC+	8.000%	08/13/2021	N/A	726,710
250,000	Brickman Group Holdings, 2 Lien	CCC+	7.500%	12/17/2021	N/A	254,250
1,500,000	Carecore National LLC	B	5.500%	03/05/2021	N/A	1,506,870
1,393,994	Emerald Expositions	BB–	5.500%	06/17/2020	N/A	1,400,964
EUR 650,000	Flakt Woods, 2 Lien	B	4.750%	04/01/2017	N/A	859,402
1,500,000	Knowledge Learning Corp.	B	5.250%	03/18/2021	N/A	1,512,195
487,500	Mast Global(m)	CCC+	8.750%	09/12/2019	N/A	482,625
700,000	Mitchell International, Inc., 2nd Lien	CCC	8.500%	10/11/2021	N/A	714,000
1,782,000	Sirva Worldwide, Inc.	B	7.500%	03/27/2019	N/A	1,813,185
						9,270,201
	Other Services – 0.2%
743,745	Exgen Renewables I LLC	BB–	5.250%	02/06/2021	N/A	753,042
	Pharmaceuticals – 0.4%
1,156,370	Generic Drug Holdings	B+	5.000%	08/16/2020	N/A	1,159,747
	Retail – 1.7%
797,945	Asurion Corp.	B+	5.000%	05/24/2019	N/A	800,539
2,216,378	Blue Coat Systems	B+	4.000%	05/31/2019	N/A	2,212,500
606,119	Deb Store Holdings, LLC(m)	CCC+	1.500%	10/11/2016	N/A	248,508
247,684	Grocery Outlet, Inc.	B	5.500%	12/17/2018	N/A	247,840
1,200,000	National Vision, Inc.	CCC+	6.750%	03/11/2022	N/A	1,195,500
738,758	Ollies Holdings, Inc.	B	4.753%	09/28/2019	N/A	735,988
100,000	Rite Aid Corp.	B	5.750%	08/21/2020	N/A	101,979
						5,542,854
	Technology – 2.0%
200,000	Active Network-Lanyon	B+	5.500%	11/13/2020	N/A	199,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Technology continued
389,282	Aspect Software, Inc.	B	7.250%	05/07/2016	N/A	$ 391,879
1,283,750	Deltek, Inc.	B1	4.500%	10/10/2018	N/A	1,284,289
938,657	EIG Investors Corp., 1st Lien	B	5.000%	11/09/2019	N/A	941,782
349,125	Globallogic Holdings, Inc.	B+	6.250%	05/31/2019	N/A	335,160
1,097,250	Greenway Medical Technology, 1st Lien	B	6.000%	11/04/2020	N/A	1,091,764
125,000	Ion Trading Technology	CCC+	8.250%	05/22/2021	N/A	125,625
750,000	Misys PLC	CCC+	12.000%	06/12/2019	N/A	855,000
950,000	Mri Software LLC	B+	5.250%	02/04/2021	N/A	950,000
99,745	Openlink Finance	B	6.250%	10/30/2017	N/A	100,493
200,000	P2 Energy Solutions	CCC+	9.000%	04/30/2021	N/A	203,000
						6,477,992
	Transportation – 1.7%
1,013,068	AABS, Series 2013-1A (m)	A+	4.875%	01/10/2038	N/A	1,025,731
39,522	Carey International, Inc.(m)	CCC+	9.000%	07/31/2015	N/A	15,809
118,227	Ceva Group PLC	B–	6.500%	03/19/2021	N/A	115,665
81,281	Ceva Group PLC	B–	6.500%	03/19/2021	N/A	79,520
14,778	Ceva Group PLC	B–	6.500%	03/19/2021	N/A	14,458
85,714	Ceva Group PLC	B–	6.500%	03/19/2021	N/A	83,857
618,730	Global Aviation Holdings, Inc.(c) (m)	NR	10.000%	07/13/2017	N/A	–
202,291	Global Aviation Holdings, Inc.(c) (m)	NR	3.000%	02/13/2018	N/A	–
1,240,426	Sabre, Inc.	B+	4.250%	02/19/2019	N/A	1,240,426
1,000,000	Travelport Holdings, 2nd Lien, Tranche 1	CCC+	9.500%	01/31/2016	N/A	1,028,000
1,891,458	US Shipping Corp., Lien 1	B	9.000%	04/30/2018	N/A	1,929,287
						5,532,753
	Wireless – 0.9%
987,500	Alcatel Lucent, Lien 1	B+	5.500%	01/30/2019	N/A	988,892
1,723,473	Expert Global Solutions, Lien 1	B–	8.500%	04/03/2018	N/A	1,657,413
98,721	Gogo LLC, 1st Lien	CCC+	11.250%	06/21/2017	N/A	103,657
						2,749,962
	Wirelines – 1.2%
1,417,181	Avaya, Inc.	B	4.727%	10/26/2017	N/A	1,369,946
2,316,109	Avaya, Inc.	B	6.500%	03/31/2018	N/A	2,299,109
						3,669,055
	Total Term Loans – 24.2%
	(Cost $77,140,602)					77,022,355
Number
of Shares	Description					Value
	Common Stocks – 0.1%
	Airlines – 0.0%
32,331	Global Aviation Holdings, Inc.(b) (m) (n)					$ 3
	Media – 0.1%
11,126	Cengage Learning(n)					394,973
	Retail – 0.0%
9,389	Deb Store Holdings, LLC(m) (n)					–
	Total Common Stocks – 0.1%
	(Cost $357,504)					394,976

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Number
of Shares	Description	Value
	Preferred Stocks – 7.1%
	Banks – 3.8%
4,000	AgriBank FCB, 6.875%(b) (f)	$ 414,875
12,000	City National Corp., Series D, 6.750%(b) (f)	336,840
269,144	Goldman Sachs Group, Inc., Series J, 5.500%(b) (f)	6,464,839
28,000	Morgan Stanley, Series E, 7.125%(b) (f)	783,720
69,000	PNC Financial Services Group, Inc., Series P, 6.125%(b) (f)	1,869,210
655,000	PNC Financial Services Group, Inc., Series R, 4.850%(b) (f)	628,800
60,000	Wells Fargo & Co., 5.850%(b) (f)	1,561,200
		12,059,484
	Diversified Financial Services – 0.7%
500	Falcons Funding Trust I, 8.875%(a) (b) (f)	523,156
5,200	GSC Partners CDO Fund Ltd. V / GSC Partners CDO Fund Corp. (Cayman Islands)(a) (b) (f)	1,820,000
		2,343,156
	Insurance – 1.2%
20,000	Aegon NV, 6.380% (Netherlands)(b) (f)	509,400
124,000	Aspen Insurance Holdings Ltd., 5.950% (Bermuda)(a) (b) (f) (n)	3,144,640
3,800	ING Groep NV, 7.050% (Netherlands)(b)	97,204
		3,751,244
	Telecommunications – 0.4%
1,000	Centaur Funding Corp., 9.080% (Cayman Islands)(a)	1,250,313
	Transportation – 1.0%
86,000	Seaspan Corp., 6.375% (Marshall Islands)(b)	2,169,780
40,000	Seaspan Corp., Series C, 9.500% (Marshall Islands)(b)	1,090,000
		3,259,780
	Total Preferred Stocks – 7.1%
	(Cost $22,318,364)	22,663,977
	Exchange Traded Funds – 18.3%
3,200	Energy Select Sector SPDR(b) (o)	304,896
10,060	iShares MSCI Spain Capped Index Fund (o)	430,568
68,100	iShares Russell 2000 Index Fund(b) (o)	7,685,766
28,100	ProShares Ultra S&P500(b) (o)	3,127,811
90,100	SPDR Dow Jones Industrial Average ETF Trust(b) (o)	15,040,393
163,600	SPDR S&P 500 ETF Trust(b) (o)	31,514,268
	(Cost $56,433,783)	58,103,702
	Warrants – 0.0%***
	Engineering & Construction – 0.0%***
1,050	Alion Science and Technology Corp., expiring 03/15/2017(b) (m) (n)
	(Cost $11)	–
	Total Long-Term Investments – 136.8%
	(Cost $422,278,073)	434,973,224
	Money Market Fund – 5.1%
16,351,047	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $16,351,047)	16,351,047

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Description	Value
Total Investment – 141.9%
(Cost $438,629,120)	$451,324,271
Total Value of Options Written – (0.5%) (Premiums received – $756,021)	(1,582,569)
Borrowings – (19.1% of Net Assets or 14.0% of Total Investments)	(60,788,955)
Reverse Repurchase Agreements – (23.8% of Net Assets or 17.4% of Total Investments)	(75,641,024)
Other Assets in excess of Liabilities – 1.5%	4,689,078
Net Assets – 100.0%	$318,000,801

AG – Stock Corporation
AMBAC – Insured by Ambac Assurance Corporation
ASA – Stock Company
BV – Limited Liability Company
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
EUR – Euro
FCB – Farmers Credit Bureau
GBP – Great Britain Pound
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
NV – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company
SCA – Limited Partnership

~	The principal amount is denominated in U.S. Dollars unless otherwise indicated.

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less Than 0.1%

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, these securities amounted to $186,027,739, which represents 58.5% of net assets.

(b)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2014, the total amount segregated was $359,291,007.

(c)	Company has filed for protection in federal bankruptcy court.

(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e)	Security is perpetual and thus does not have a predetermined maturity date.

(f)	Floating or variable rate coupon. The rate shown is as of May 31, 2014.

(g)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(h)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

(i)	Non-income producing as security is in default.

(j)	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.

(k)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect as of May 31, 2014

(l)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

(m)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $5,765,720 which represents 1.8% of net assets.

(n)	Non-income producing security.

(o)	Security represents cover for outstanding written options.

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (0.5%) (a)	Month	Price	Value
	Call Options Written – (0.5%)
32	Energy Select Sector SPDR	June 2014	$93.00	$(8,480)
100	iShares MSCI Spain Capped Index Fund	June 2014	43.00	(5,500)
681	iShares Russell 2000 Index Fund	June 2014	111.00	(195,787)
281	ProShares Ultra S&P500	June 2014	106.00	(166,492)
901	SPDR Dow Jones Industrial Average ETF Trust	June 2014	164.00	(313,098)
702	SPDR S&P 500 ETF Trust	June 2014	187.00	(417,339)
934	SPDR S&P 500 ETF Trust	June 2014	188.00	(475,873)
	Total Value of Call Options Written
	Premiums received ($756,021)			$(1,582,569)
(a)	Non-income producing security.

% of Long-Term
Country Breakdown	Investments
United States	72.0%
Cayman Islands	18.7%
Jersey	1.6%
Luxembourg	1.5%
Canada	1.5%
Bermuda	1.4%
Marshall Islands	0.8%
United Kingdom	0.6%
Netherlands	0.5%
Saint Maarten	0.5%
Mexico	0.3%
France	0.3%
Australia	0.2%
Ireland	0.1%
Subject to change daily.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2014

Assets
Investments in securities, at value (cost $438,629,120)	$451,324,271
Cash	5,219,901
Interest receivable	3,560,374
Receivable for securities sold	2,644,298
Receivable for fund shares sold through at-the-market offering	536,950
Restricted cash	340,000
Dividends receivable	68,504
Unrealized appreciation on forward exchange currency contracts	29,760
Unrealized appreciation on swaps	8,136
Other assets	8,484
Total assets	463,740,678
Liabilities
Reverse repurchase agreements	75,641,024
Borrowings	60,788,955
Payable for securities purchased	6,786,450
Options written, at value (premiums received of $756,021)	1,582,569
Advisory fee payable	383,330
Offering costs payable	114,842
Unrealized depreciation on swaps	109,932
Interest due on borrowings	108,823
Administration fee payable	8,695
Unrealized depreciation on unfunded commitments	7,700
Unrealized depreciation on forward exchange currency contracts	1,944
Accrued expenses and other liabilities	205,613
Total liabilities	145,739,877
Net Assets	$318,000,801
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
15,467,075 shares issued and outstanding	$154,671
Additional paid-in capital	297,235,833
Accumulated net realized gain on investments	3,837,357
Accumulated net unrealized appreciation on investments	11,800,410
Accumulated undistributed net investment income	4,972,530
Net Assets	$318,000,801
Net Asset Value (based on 15,467,075 common shares outstanding)	$20.56

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended May 31, 2014	May 31, 2014

Investment Income
Interest	$25,752,827
Dividends	1,936,107
Total income		$27,688,934
Expenses
Investment advisory fee	4,187,960
Interest expense	1,497,686
Excise tax expense	370,241
Professional fees	158,876
Fund accounting fee	125,325
Trustees’ fees and expenses	110,556
Administration fee	98,796
Printing expense	59,380
NYSE listing fee	38,504
Custodian fee	34,093
Transfer agent fee	26,008
Insurance	23,575
Miscellaneous	25,466
Total expenses		6,756,466
Net investment income		20,932,468
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments		8,883,759
Foreign currency transactions		376,286
Written Options		1,114,783
Swaps		(792,106)
Net change in unrealized appreciation (depreciation) on:
Investments		(3,123,423)
Written Options		(1,406,118)
Foreign currency translation		34,540
Swaps		(643,248)
Unfunded commitments		8,363
Net realized and unrealized gain on investments and foreign currency		4,452,836
Net Increase in Net Assets Resulting from Operations		$25,385,304

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2014

	For the	For the
	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
Increase in Net Assets Resulting from Operations
Net investment income	$20,932,468	$20,400,139
Net realized gain on investments and foreign currency	9,582,722	7,911,700
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	(5,129,886)	14,945,104
Net increase in net assets resulting from operations	25,385,304	43,256,943
Distributions to Common Shareholders
From and in excess of net investment income	(26,520,608)	(21,756,314)
Capital gains	(5,245,435)	(2,072,578)
Total distributions	(31,766,043)	(23,828,892)
Capital Share Transactions
Net proceeds from common shares issued through at-the-market offering	36,604,049	59,126,204
Shares issued through dividend reinvestment	1,529,910	930,367
Common share offering costs charged to paid-in capital	(223,160)	(360,152)
Net increase from capital share transactions	37,910,799	59,696,419
Total increase in net assets	31,530,060	79,124,470
Net Assets
Beginning of period	286,470,741	207,346,271
End of period (including accumulated undistributed net investment
income of $4,972,530 and$4,410,377, respectively)	$318,000,801	$286,470,741

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended May 31, 2014	May 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,385,304
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	3,123,423
Net change in unrealized depreciation on written options	1,406,118
Net change in unrealized depreciation on swaps	643,248
Net change in unrealized appreciation on unfunded commitments	(8,363)
Net change in unrealized appreciation on foreign currency translation	(34,540)
Net realized gain on investments	(8,883,759)
Net realized gain on written options	(1,114,783)
Net accretion of bond discount and amortization of bond premium	(3,913,275)
Net realized gains on paydowns received	(3,501,341)
Purchase of long-term investments	(469,281,656)
Paydowns received on mortgage and asset backed securities	50,422,561
Proceeds from written options	9,334,232
Corporate actions and other payments	4,475,716
Cost of closing written options	(8,444,048)
Proceeds from sale of long-term investments	389,500,314
Net purchases of short-term investments	(13,626,107)
Increase in dividends receivable	(55,726)
Increase in interest receivable	(261,934)
Increase in securities sold receivable	(1,070,559)
Decrease in receivable for fund shares sold through at-the-market offering	950,760
Increase in other assets	(8,484)
Decrease in payable for securities purchased	(4,449,125)
Decrease in interest due on borrowings	(47,822)
Increase in advisory fee payable	49,286
Increase in administration fee payable	755
Decrease in accrued expenses and other liabilities	(70,404)
Net Cash Used in Operating and Investing Activities	(29,480,209)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	36,604,049
Distributions to common shareholders	(30,236,133)
Increase in reverse repurchase agreements	16,167,282
Proceeds from borrowings	8,500,000
Payments made on borrowings	(3,810,000)
Offering costs in connection with the issuance of common shares	(150,104)
Net Cash Provided by Financing Activities	27,075,094
Net decrease in cash	(2,405,115)
Cash at Beginning of Period (including restricted cash)	7,965,016
Cash at End of Period (including restricted cash)	$5,559,901
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,545,508
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,529,910
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$1,491,626
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$43,487

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS	May 31, 2014

Per share operating performance for a common share outstanding throughout the period	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010
Net asset value, beginning of period	$20.95	$19.00	$20.11	$17.56	$12.42
Income from investment operations
Net investment income(a)	1.44	1.68	1.80	1.94	1.76
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	2.22	(1.06)	2.49	5.23
Total from investment operations	1.79	3.90	0.74	4.43	6.99
Distributions to Common Shareholders
From and in excess of net investment income	(1.82)	(1.78)	(1.85)	(1.88)	(1.85)
Capital gains	(0.36)	(0.17)	–	–	–
Total distributions	(2.18)	(1.95)	(1.85)	(1.88)	(1.85)
Net asset value, end of period	$20.56	$20.95	$19.00	$20.11	$17.56
Market value, end of period	$21.83	$21.91	$21.08	$22.32	$17.46
Total investment return(b)
Net asset value	9.20%	21.37%	4.09%	26.14%	59.06%
Market value	10.71%	14.10%	3.81%	40.85%	70.37%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (in thousands)	$318,001	$286,471	$207,346	$187,333	$161,783
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense(c)(f)	2.28%	2.47%	2.55%	2.69%	2.97%
Net investment income, including interest expense	7.07%	8.30%	9.45%	10.20%	11.30%
Portfolio turnover(d)	95%	165%	112%	64%	67%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$136,430	$115,573	$83,842	$80,670	$69,117
Asset coverage per $1,000 of indebtedness(e)	$3,331	$3,479	$3,473	$3,322	$3,341

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03% for the year ended May 31, 2014, 0.05% for the year ended May 31, 2013, 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, and 0.05% for the year ended May 31, 2010.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:
2014	2013	2012	2011	2010
1.78%	1.81%	1.78%	1.85%	1.98%

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2014

Note 1 – Organization:

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Adviser are authorized to use to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Adviser, LLC (“GFIA” or the “Adviser”) the Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call and Put Options

The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is deducted from the cost of the underlying security purchased or added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f ) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent for the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum Annual Charge Per Fund	$50,000
Certain Out of Pocket Charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2014.

Description (value in $000s)	Level 1	Level 2	Level 3		Total
Assets:
Corporate Bonds	$–	$125,494	$737		$126,231
Asset Backed Securities	–	99,454	26,591		126,045
Collateralized
Mortgage Obligations	–	24,512	–		24,512
Term Loans	–	70,230	6,792		77,022
Common Stocks	395	–	–	*	395
Preferred Stocks	20,844	1,820	–		22,664
Exchange Traded Funds	58,104	–	–		58,104
Warrant	–	–	–	*	–
Money Market Fund	16,351	–	–		16,351
Forward Exchange
Currency Contracts	–	30	–		30
Index Swaps	–	8	–		8
Total Assets	$95,694	$321,548	$34,120		$451,362

Liabilities:
Credit Default Swaps	$–	$110	$–		$110
Options Written	1,583	–	–		1,583
Forward Exchange
Currency Contracts	–	2			2
Unfunded Commitments	–	8	–		8
Total Liabilities	$1,583	$120	$–		$1,703

* Market value is less than minimum amount disclosed.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although Indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance		Valuation	Unobservable
Category	at 5/31/14	Technique	Inputs
Corporate Bonds	$ 737,150	Monthly Broker Quote	Indicative Quote
Asset Backed Securities	$20,201,614	Monthly Broker Quote	Indicative Quote
Term Loans	$13,181,702	Enterprise Value	Valuation Multiple*
* Valuation multiples utilized ranged from 4 to 15.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period. The Fund recognized transfers between the levels as of the beginning of the period. As of May 31, 2014, the Fund had securities with a total value of $12,092,294 transferred from Level 2 to Level 3. The Fund had transfers into Level 3 due to changes in fair valuation guidelines. The Fund had a security with a total value of $1,820,000 transferred from Level 1 to Level 2 due to changes in the Fund’s fair valuation guidelines. See the tables below for changes to Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2014:

Assets (Values in $000s)	Total
Beginning Balance at 5/31/13	$11,350
Paydowns Received	(5,189)
Payment-in-kind Distributions Received	43
Realized Gain/Loss	344
Change in Unrealized Gain/Loss	756
Purchases	18,057
Sales	(246)
Transfers into Level 3	12,092
Transfers out of Level 3	(3,087)
Ending Balance at 5/31/14	$34,120

Note 5 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”), applicable to regulated investment companies.

The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $370,241 or $0.025 per share of federal excise tax attributable to calendar year 2013.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

At May 31, 2014, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of swaps, paydown losses, dividend reclasses, return of capital on investments, excise taxes paid, foreign currency gains and losses, partnerships and collateralized loan obligations. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid in Capital
$6,150,293	$(5,780,052)	$(370,241)

At May 31, 2014, the cost and related unrealized appreciation and depreciation of securities for Federal income tax purposes, were as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$439,509,065	$21,076,020	$(9,260,814)	$11,815,206

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs), non-real estate investment trust return of capital and collateralized loan obligations.

The tax components of accumulated earnings as of May 31, 2014 was as follows:

Undistributed Long-Term Capital Gains/
Undistributed	Accumulated	Net
Ordinary	Capital and	Unrealized
Income	Other Losses	Appreciation
$12,007,536	$(2,159,032)	$10,882,047

For the years ended May 31, 2014, and 2013, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2014	2013
Ordinary income	$26,520,608	$21,756,314
Long-term capital gain	5,245,435	2,072,578
	$31,766,043	$23,828,892

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the year ended May 31, 2014, the Fund will elect to defer $2,053,251 of current year post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

During the year ended May 31, 2014, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $469,281,656 and $389,500,314, respectively.

Note 7 – Derivatives:

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including options, forwards and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

(a) Covered Call Options and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the year ended May 31, 2014.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Details of the transactions were as follows:
	Number of Contracts	Premium Amount
Options outstanding, beginning of the period	6,979	$2,472,246
Options written during the period	59,158	9,334,232
Options expired during the period	(557)	(50,621)
Options closed during the period	(52,217)	(9,508,210)
Options exercised during the period	(9,732)	(1,491,626)
Options outstanding, end of period	3,631	$756,021

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a predetermined percentage or fall below a pre- determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.

The Fund entered into credit default and index swap agreements during the year ended May 31, 2014, to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2014, are as follows:

Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Termination Date	Implied Credit Spread at May 31, 2014 (2)	Notional Amount (000s)	Receiving Fixed Rate	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)
	Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/21/14	0.16%	$3,000	1.180%	$ –	$8,136

Index Swap Agreements
Counterparty	Index	Termination Date	Number of Contracts	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)
Bank of America	Japanese Government 10-Year Bond Future	06/30/14	19	$(27,128)	$(109,932)
Total Unrealized Depreciation for Swap Agreements					$(101,796)

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

(c) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2014, the following forward exchange currency contracts were outstanding:

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 5/31/14	Unrealized Appreciation/ Depreciation
EUR	1,200,000
for USD	1,662,720	Bank of America Merrill Lynch	6/2/2014	$1,662,720	$1,635,657	$27,063
EUR	1,200,000
for USD	1,636,200	Bank of America Merrill Lynch	7/2/2014	1,636,200	1,636,215	(15)
EUR	1,215,000
for USD	1,656,671	Bank of America Merrill Lynch	7/2/2014	1,656,671	1,656,668	3
GBP	350,000
for USD	589,400	Bank of America Merrill Lynch	6/2/2014	589,400	586,706	2,694
GBP	350,000
for USD	586,815	Bank of America Merrill Lynch	6/2/2014	586,815	586,815	–
						$29,745

Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 5/31/14	Unrealized Appreciation/ Depreciation
EUR	1,200,000
for USD	1,636,320	Bank of America Merrill Lynch	6/2/2014	$1,636,320	$1,635,657	$(663)
EUR	1,200,000
for USD	1,636,680	The Bank of New York Mellon	6/2/2014	1,636,680	1,635,657	(1,023)
GBP	350,000
for USD	586,950	Bank of America Merrill Lynch	6/2/2014	586,950	586,707	(243)
						(1,929)
		Total unrealized appreciation for forward exchange currency contracts				$27,816

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2014.

Statement of Asset and Liabilities Presentation of
Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments in securities	$–	Options Written	$1,583
Foreign exchange risk	Unrealized appreciation on forward exchange currency contracts	30	Unrealized depreciation on forward exchange currency contracts	2
Interest rate risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	110
Credit risk	Unrealized appreciation on swaps	8	Unrealized depreciation on swaps	–
Total		$38		$1,695

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2014.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Written Options	Foreign Currency Transactions	Swaps	Total
Equity risk	$1,115	$–	$–	$1,115
Foreign exchange risk	–	19	–	19
Interest rate risk	–	–	(856)	(856)
Credit risk	–	–	64	64
Total	$1,115	$19	$(792)	$342
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk Exposure	Written Options	Foreign Currency Translations	Swaps	Total
Equity risk	$(1,406)	$–	$–	$(1,406)
Foreign exchange risk	–	28	–	28
Interest rate risk	–	–	(531)	(531)
Credit risk	–	–	(112)	(112)
Total	$(1,406)	$28	$(643)	$(2,021)

Derivative Volume

Swaps:

The Fund decreased the volume of activity in swaps during the year ended May 31, 2014 with an average notional balance of approximately $30,548,929 during the year ended May 31, 2014 and an ending notional balance of $29,780,000.

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,286,650
Average Settlement Value Sold	1,296,928
Ending Settlement Value Purchased	3,859,950
Ending Settlement Value Sold	5,544,991

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of May 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities	Net Amount
Credit Default Swap	$8,136	$ –	$8,136	$ –	$8,136
Forward Exchange Currency Contract	29,760	–	29,760	1,944	27,816

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities	Net Amount
Index Swap	$109,932	$ –	$109,932	$ –	$109,932
Reverse Repurchase Agreement	75,641,024	–	75,641,024	75,641,024	–
Forward Exchange Currency Contract	1,944	–	1,944	1,944	–

Note 8 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2014, the average daily balance for which reverse repurchase agreements were outstanding amounted to $60,368,911. The weighted average interest rate was 1.37%. At May 31, 2014, there was $75,641,024 in reverse repurchase agreements outstanding.

At May 31, 2014, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Barclays Capital, Inc.	0.58% - 1.99%	06/05/14 – 05/29/15	$45,505,884
Citigroup, Inc.	0.10%	Open maturity	979,000
Credit Suisse Securities LLC	0.75%-0.95%	07/14/14 – 08/05/14	6,208,688
Goldman Sachs	1.03%	07/09/14	387,000
Merrill Lynch	1.57%-2.13%	06/05/14 – 08/27/14	11,436,502
Morgan Stanley, Inc.	0.65%	07/29/14	897,750
Nomura	1.23% - 2.34%	06/04/14 – 07/09/14	9,227,200
Wells Fargo Bank, Ltd.	1.50%	06/20/14	999,000
			$75,641,024

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000 and effective August 12, 2012, it increased again to $50,000,000. On January 25, 2013, the credit line was increased to $65,000,000. On August 26, 2013, the credit line was increased to $80,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. At May 31, 2014, there was $60,788,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2014, was $62,669,586 with a related average interest rate of 1.10%. The maximum amount outstanding during the year ended May 31, 2014 was $64,598,955. As of May 31, 2014, the total value of securities segregated and pledged as collateral in connection with borrowings was $42,386,599.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Loan Commitments

Pursuant to the terms of certain term loan agreements, the Fund held unfunded loan commitments as of May 31, 2014. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2014, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $316,904,408. The unrealized depreciation on these commitments of $7,700 as of May 31, 2014 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal Amount	Unrealized Appreciation/ (Depreciation)
AlliedBarton Security	$273,973	$(80)
Hearthside Foods	350,000	–
IntraWest Holdings	200,000	(15)
Men’s Wearhouse	300,000	–
Post Food Holdings	100,000	–
Servicemaster Co.	800,000	(7,656)
SI Organization	40,888	51
Total	$2,064,861	$(7,700)

Note 10 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,467,075 issued and outstanding.

Transactions in common shares were as follows:

	Year ended May 31, 2014	Year ended May 31, 2013
Beginning Shares	13,672,683	10,913,698
Common shares issued through at-the-market offering	1,720,207	2,714,415
Shares issued through dividend reinvestment	74,185	44,570
Ending Shares	15,467,075	13,672,683

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective and post-effective amendments thereto became effective on January 4, 2012 and September 28, 2012. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund.

On October 26, 2013, the Fund’s new shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.

The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2014, the Fund incurred $223,160 of expenses associated with the at-the market offerings.

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 2, 2014, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend was payable on June 30, 2014, to shareholders of record on June 13, 2014.

On July 1, 2014, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend is payable on July 31, 2014, to shareholders of record on July 15, 2014.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2014

To the Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Guggenheim Strategic Opportunities Fund (the Fund), including the portfolio of investments, as of May 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian, brokers and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Strategic Opportunities Fund at May 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 29, 2014

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2014

Federal Income Tax Information

Qualified dividend income of as much as $634,690 was received by the Fund through May 31, 2014. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2014, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG Qualifying
42.85%	100.00%

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Common shareholders voted on the election of Trustees.

With regards to the approval of the amendment of the Fund’s agreement and declaration of Trust to increase the maximum number of Trustees that comprise the Board of Trustees of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
	12,348,879	371,125	143,629

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Randall II C. Barnes	12,470,380	290,615	102,639
Donald C. Cacciapaglia	12,380,566	374,454	108,614
Donald A. Chubb, Jr.	12,387,266	368,898	107,470
Jerry B. Farley	12,360,379	401,240	102,015
Roman Friedrich III	12,404,378	357,756	101,500
Maynard F. Oliverius	12,387,323	374,526	101,785

The other Trustees of the Fund not up for election in 2014 are Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees(a)

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	86	None.
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	82	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present).	82	Current: Mercator Minerals Ltd. (2013-present); Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: First Americas Gold Corp. (2012-2014);Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).
Robert B. Karn III (1942)	Trustee and Chairman of the	Since 2010	Current: Consultant (1998-present).	82	Current: Peabody Energy Company (2003-present); GP Natural.
	Audit Committee		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).		Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	88	Current: Director, Edward-Elmhurst Healthcare System (2012-present).
	the Nominating and Governance Committee		Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman	Since 2014	Retired.	82	None.
	of the Contracts Review Committee		Former: President and CEO, Stormont-Vail HealthCare (1996-2012).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of	Since 2007	Current: Portfolio Consultant (2010-present).	85	Former: Bennett Group of Funds (2011-2013).
	the Board
Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).	214	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
			Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

-
Messrs. Barnes, Cacciapaglia, Chubb, Farley, Friedrich and Oliverius are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

	-	Messrs. Karn, Nyberg and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Officers

The Officers, of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).
Former: Secretary of certain funds in the Fund Complex.
Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2007	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Derek D. Maltbie (1972)	Assistant Treasurer	Since 2007	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual Fund Administration, Van Kampen Investments, Inc. (1995-2005).
Mark E. Mathiasen (1978)	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate General Counsel, Guggenheim Funds Services, LLC, and affiliates (2007-present).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Officer and Treasurer
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) CONTRACTS REVIEW COMMITTEE	May 31, 2014

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various functions performed by Guggenheim for the Fund, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to the Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), audited financial statements of GFIA, and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Independent Trustees also took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Fund nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a NAV and market price basis for the five-year, three-year and one-year periods ended December 31, 2013. The Committee compared the Fund’s performance to the performance of the Fund’s benchmark and to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in investment-grade fixed income securities but excluded funds with a majority of their assets in one asset class, sector or country. The Committee noted that the Fund’s investment results were consistent with its investment objective to maximize total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s structure and form of leverage, cost of the leverage and the aggregate leverage outstanding as of December 31, 2013, information concerning the common assets, leverage, managed assets and leverage rate as of December 31, 2012 and as of December 31, 2013, and the net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2013. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements) of the peer group of funds. Although each of the Fund’s total net expense ratio and advisory fee was above the median and average expense ratio and advisory fee, respectively, of its peer group, the Committee considered the Adviser’s view that the Fund pursues a unique strategy that combines both credit-oriented and equity-related investments, while many funds in the peer group of funds are either credit-oriented or equity-oriented, but typically not both. In this regard, the Committee took into account the Adviser’s view that it is challenging to find true peers to the Fund and that, given the Fund’s uniqueness and combination of multiple strategies, including an enhanced equity strategy, the fees are reasonable. The Committee also observed that the accounting and custody expenses for the Fund are comparatively high due to the costs associated with daily valuing the securities held in the portfolio. In addition, the Committee noted that the Fund is one of the smaller funds in its peer group of funds. The Committee also took into account the payment of an excise tax in 2013. With respect to the latter expense, the Committee noted the Board’s determination that given the investment returns achieved by the Fund, the returns generated on the assets retained in the Fund through the payment of the excise tax was in the best interests of the Fund, even though it resulted in an increased expense ratio.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Fund, the Committee reviewed a profit and loss statement for Guggenheim Investments setting forth the revenues (gross advisory fees) received under the Investment Advisory Agreement, as well as the expenses incurred in providing services to the Fund, the pre-tax operating margin and profitability rate, the Fund’s average assets for the twelve months ended, and the ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for: (i) providing certain administrative services pursuant to an administration agreement; and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In this regard, the Committee noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the Adviser’s view that given the Fund’s uniqueness and combination of multiple strategies, including an enhanced equity strategy, the fees are reasonable. In addition, the Committee considered Adviser’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund had outperformed the average return of its peer group on both an NAV and market price basis for the five-year, three-year and one-year periods ended December 31, 2013. In addition, the Committee considered that the Fund’s performance on a NAV basis for the five-year, three-year and one-year periods ended December 31, 2013, exceeded the return of the Barclays Capital U.S. Aggregate Bond Index over the same periods and exceeded the return of the S&P 500 Index for the five-year period, while lagging the returns of the S&P 500 for the three-year and one-year periods.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has generally been in-line with or lower than that of its peers.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2013. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Committee considered Guggenheim’s view that the higher fee applicable to the Fund as compared another fund managed by the Sub-Adviser in a similar strategy was attributable primarily to the challenges in managing the Fund that are not present with respect to managing the other fund, in particular the Fund’s use of leverage and its focus on maintaining consistent distributions of income.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

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FUND INFORMATION	May 31, 2014

Board of Trustees	Principal Executive		Investment Adviser	Custodian
Randall C. Barnes	Officers		Guggenheim Funds	The Bank of New York
Donald C. Cacciapaglia*	Donald C. Cacciapaglia	John L. Sullivan	Investment Advisors, LLC	Mellon
Donald A. Chubb	Chief Executive Officer	Chief Financial	Chicago, IL	New York, NY
Jerry B. Farley		Officer, Chief
Roman Friedrich III	Joanna M. Catalucci	Accounting Officer	Investment Sub-Adviser	Legal Counsel
Robert B. Karn III	Chief Compliance Officer	and Treasurer	Guggenheim Partners	Skadden, Arps, Slate,
Ronald A. Nyberg			Investment	Meagher & Flom LLP
Maynard F. Oliverius	Amy J. Lee		Management, LLC	New York, NY
Ronald E. Toupin, Jr.,	Chief Legal Officer		Santa Monica, CA
Chairperson				Independent Registered
	Mark E. Mathiasen		Administrator and	Public Accounting Firm
* Trustee is an “interested	Secretary		Accounting Agent	Ernst & Young LLP
person” (as defined in			Rydex Fund Services, LLC	McLean, VA
section 2(a)(19) of the			Rockville, MD
1940 Act) (“Interested
Trustee”) of the Trust be-
cause of his position as
the President and CEO of
the Investment Adviser
and Distributor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Credit Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 W. Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0514

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

 (2) Not applicable.

 (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Robert B. Karn III. Mr. Karn is an "independent" Trustee as defined in this Item 3 of Form N-CSR. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting Firm, which included an understanding of generally accepted accounting principles ("GAAP") in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit

Ccommittee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,118 and $44,350 for the fiscal year ended May 31, 2014, and May 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal year ended May 31, 2014, and May 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,734 and $9,450 for the fiscal year ended May 31, 2014, and May 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $24,000 and $36,000 for the fiscal year ended May 31, 2014, and May 31, 2013, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

 (1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

 Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

 Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies

•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

    (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $33,734 and $45,450 for the fiscal year ended May 31, 2014, and May 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“Guggenheim”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director	2013
Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.  Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.

James W. Michal – Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Managing Director – 2008–Present. Formerly, Wachovia Capital Markets, LLC – Structured Finance Division: Associate – 2004–2008.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2014:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	30	$8,290,068,918	0	$0
Other pooled investment vehicles	69	$18,432,033,671	26	$11,275,128,108
Other accounts	130	$105,681,809,915	10	$983,812,485

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	22	$6,876,547,234	0	$0
Other pooled investment vehicles	2	$3,248,452,917	2	$3,248,452,917
Other accounts	27	$84,156,802,200	1	$516,073,190

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	26	$6,609,978,642	0	$0
Other pooled investment vehicles	3	$3,323,395,506	2	$3,236,158,577
Other accounts	11	$1,558,119,824	3	$741,815,226

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2014:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
James W. Michal	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)      Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:                         /s/ Donald C. Cacciapaglia

Name:                    Donald C. Cacciapaglia

Title:                      Chief Executive Officer

Date:                     August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                         /s/ Donald C. Cacciapaglia

Name:                    Donald C. Cacciapaglia

Title:                      Chief Executive Officer

Date:                     August 8, 2014

By:                         /s/  John L. Sullivan

Name:                    John L. Sullivan

Title:                      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:                     August 8, 2014